OLSTEIN STRATEGIC OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.3%
Airlines - 3.4%
JetBlue Airways Corporation (a)	249,000	$ 3,722,550

Auto Components - 1.7%
Miller Industries, Inc.	66,000	1,858,560

Auto Manufacturers - 2.7%
Blue Bird Corporation (a)	157,549	2,965,072

Automobiles - 2.3%
Winnebago Industries, Inc. (b)	47,300	2,555,619

Banks - 1.2%
First Hawaiian, Inc. (b)	49,000	1,366,610

Commercial Banks - 6.3%
Citizens Financial Group, Inc. (b)	51,000	2,311,830
Home BancShares, Inc. (b)	127,000	2,870,200
Prosperity Bancshares, Inc. (b)	26,000	1,803,880

		6,985,910

Commercial Services & Supplies - 3.8%
ABM Industries, Inc.	30,103	1,385,942
Brady Corporation - Class A	61,000	2,822,470

		4,208,412

Containers & Packaging - 2.6%
WestRock Company	61,000	2,868,830

Diversified Financial Services - 4.8%
Invesco Ltd. (c)	230,000	5,303,800

Electrical Equipment - 0.7%
Generac Holdings, Inc. (a)(b)	2,500	743,150

Electronic Equipment, Instruments & Components - 3.0%
Vishay Intertechnology, Inc.	170,000	3,332,000

Electronics - 2.6%
Sensata Technologies Holding PLC (a)(c)	57,350	2,916,248

Health Care Equipment & Supplies - 2.5%
Zimmer Biomet Holdings, Inc. (b)	22,016	2,815,847

Health Care Products - 2.4%
Integra LifeSciences Holdings Corporation (a)(b)	42,000	2,698,920

Hotels, Restaurants & Leisure - 2.8%
Denny’s Corporation (a)	220,000	3,148,200

Household Durables - 7.5%
Central Garden & Pet Company - Class A (a)(b)	89,000	3,629,420
Lifetime Brands, Inc.	156,767	2,012,888
Mohawk Industries, Inc. (a)	21,300	2,645,460

		8,287,768

Household Products - 2.0%
Reynolds Consumer Products, Inc.	76,000	2,229,840

Industrial Equipment Wholesale - 3.6%
WESCO International, Inc. (a)	31,000	4,034,340

Leisure Products - 2.5%
Johnson Outdoors, Inc. (b)	35,000	2,720,550

Machinery - 9.9%
Federal Signal Corporation	43,000	1,451,250
Gates Industrial Corporation PLC (a)(c)	225,000	3,388,500
Graham Corporation	159,000	1,225,890
Shyft Group, Inc. (b)	86,000	3,105,460
Timken Company	30,450	1,848,315

		11,019,415

Materials - 1.8%
Axalta Coating Systems Ltd. (a)(c)	83,450	2,051,201

Media - 3.2%
Discovery, Inc. - Class C (a)	140,900	3,518,273

Pharmaceuticals - 3.2%
Prestige Consumer Healthcare, Inc. (a)	68,000	3,599,920

Real Estate Management & Development - 3.8%
Cushman & Wakefield PLC (a)(c)	66,400	1,361,864
Jones Lang LaSalle, Inc. (a)(b)	11,700	2,801,682

		4,163,546

Restaurants - 6.0%
Cracker Barrel Old Country Store, Inc. (b)	22,000	2,612,060
Dine Brands Global, Inc. (b)	51,400	4,006,630

		6,618,690

Semiconductors & Semiconductor Equipment - 2.5%
Kulicke and Soffa Industries, Inc. (b)	50,000	2,801,000

Software - 1.1%
CoreCard Corporation (a)(b)	46,143	1,264,318

Specialty Retail - 2.3%
Big Lots, Inc. (b)	73,000	2,525,800

Textiles, Apparel & Luxury Goods - 3.1%
Kontoor Brands, Inc. (b)	61,000	2,522,350
Tapestry, Inc.	25,500	947,325

		3,469,675

Transportation Equipment - 2.0%
Wabash National Corporation	153,000	2,270,520

TOTAL COMMON STOCKS (Cost $95,464,905)		108,064,584

SHORT-TERM INVESTMENT - 2.1%
Money Market Deposit Account - 2.1%
U.S. Bank N.A., 0.10% (d)
Total Money Market Deposit Account	2,284,302	2,284,302

TOTAL SHORT-TERM INVESTMENT (Cost $2,284,302)		2,284,302

INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 32.9%
Investment Company - 32.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.41% (e)
Total Investment Company	36,530,243	36,530,243

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $36,530,243)		36,530,243

TOTAL INVESTMENTS - 132.3% (Cost $134,279,450)		146,879,129
LIABILITIES IN EXCESS OF OTHER ASSETS - (32.3)%		(35,871,898)

TOTAL NET ASSETS - 100.0%		$111,007,231

PLC- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of this security was out on loan at March 31, 2022. Total loaned securities had a value of $34,997,768 at March 31, 2022.

(c)	U.S. Dollar-denominated foreign security.

(d)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2022.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of March 31, 2022.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2022:

	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$108,064,584	$—	$—	$108,064,584
Short-Term Investment	—	2,284,302	—	—	2,284,302
Investment Purchased with the Cash Proceeds From Securities Lending*	36,530,243	—	—	—	36,530,243

Total Investments in Securities	$36,530,243	$110,348,886	$—	$—	$146,879,129